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EXHIBIT 99.1

[INGEN TECHNOLOGIES, INC. LOGO HERE]


                         SALES REPRESENTATION AGREEMENT



INGEN TECHNOLOGIES, INC.
------------------------
35193 Avenue A
Yucaipa, California 92399
PHONE: (909) 790-7180
TOLL FREE: (800) 259-9622
FAX: (909) 790-7185
("the Principal")

and

MYRON FOX, LLC
--------------
1519 Hewlett Ave.
Hewlett, NY 11557
myronfox@verizon.net
(516) 569-1605
("the Representative")

         hereby agree as follows:

         1. APPOINTMENT. The Principal hereby appoints the Representative as its exclusive sales representative for the territory described in Appendix A (the "Territory") to solicit orders for those products and services listed in Appendix B (the "Products"). The Representative accepts this appointment and agrees to promote the sales of the Products within the Territory.


         2. ORDERS AND COLLECTIONS. Orders for Products solicited by the Representative shall be forwarded to the Principal. Principal agrees to refer to the Representative all inquiries from customers and prospective customers located within the Territory, and to promptly furnish the Representative with copies of all correspondence and documentation between the Principal and such customers and prospective customers. All invoices in connection with orders received from the Representative's territory shall be rendered by the Principal, direct to the customer, and full responsibility for all collections and bad debts rests with the Principal. Once a week the Representative will be sent


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copies of all invoices processed for the Territory for the immediately preceding week. The Representative will assist in collections, if possible, when requested by the Principal; provided, however, that such assistance shall be at no cost to the Representative. The Principal will notify the Representative prior to putting a customer on C.O.D. so that the Representative may attempt to receive or secure payment; provided, however, that even when the Representative is so notified by the Principal, the ultimate responsibility for all collections shall remain with the Principal.

         3. COMMISSIONS. The Representative can purchase the Oxyview(R) at a price of $9.00 each, or the Principal shall pay the Representative a 30 percent commission on the net invoice price of all orders received in or delivered into the Territory, regardless of whether the Representative was the procuring cause of such order, exclusive of sales taxes, insurance, and freight charges. Commissions are earned upon issuance of an invoice by the Principal and are payable by the twentieth (20th)of the month for the preceding month's invoiced business. Any account which has not been paid within ninety (90)(120) days may be deducted from the Representative's next commission check and commission repaid at time of collection. The Principal shall provide the Representative with a monthly statement showing the computation of all commissions payable, including ship to city and state, for the preceding month, which statement shall include a listing of each invoice with respect to which a commission was earned and a listing of deductions against commissions for unpaid past due invoices.


         4. TERMS OF SALE. All sales shall be at prices and upon terms established by the Principal, and it shall have the right, in its discretion, from time to time, to establish, change alter, or amend prices and other terms and conditions of sale. The Representative shall not accept orders in the Principal's name or make price quotations or delivery promises without the Principal's prior approval.

         5. RELATIONSHIP OF PRINCIPAL AND REPRESENTATIVE.

                  (a) The Representative shall maintain a sales office in the Territory.

                  (b) The Representative will conduct all of its business in its own name and in such manner as it may see fit. The Representative will pay all expenses of its office and activities and will be responsible for the acts and expenses of its employees.

                  (c) Nothing in this Agreement shall be construed to constitute the Representative as the partner, joint venturer, employee, or agent of the Principal, nor shall either party have any authority to bind the other in any respect, it being intended that each shall remain an independent contractor responsible only for its own actions.

                  (d) The Representative shall not, without the Principal's prior written approval, alter, enlarge, or limit orders, make representations or guarantees concerning the Principal's products or accept the return of, or make any allowance for such products.

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                  (e) At the Principal's request, the Representative shall
furnish to the Principal's Credit Department any information which it may have from time to time relative to the credit standing of any of the Principal's customers.

                  (f) The Representative shall abide by the Principal's policies and communicate same to the Principal's customers.

                  (g) The Principal shall be solely responsible for the design, development, supply, production, and performance of its Products and the protection of its trademarks, trade names. and other intellectual property. The Principal agrees to indemnify and hold the Representative harmless against and to pay all losses, costs, damages, and expenses whatsoever, including, without limitation, reasonable attorneys' fees and costs, which the Representative may sustain or incur on account of (i) the infringement or alleged infringement by the Principal or the Products of the intellectual property rights or any third party, (ii) warranty claims with respect to Products, and (iii) negligence and/or product liability claims with respect to Products.

                  The Representative will promptly deliver to the Principal any notices or papers served upon it in any proceeding covered by this indemnity, and the Principal will defend same at its expense. The Representative may retain counsel of its own choice at the Principal's party's expense if the Principal fails to defend the Representative in a timely manner. The Principal will include the Representative as an additional assured on its product liability insurance policy.

                  (h) The Principal will immediately notify the Representative of any customer complaint the Principal receives, and advise the Representative of the customer making such complaint, and the nature of the complaint to permit the Representative to respond to said complaint.

                  (i) The Principal shall furnish the Representative, at no expense to the Representative, current samples, catalogues, literature, and any other material necessary for the proper promotion and sale of its Products in the Territory. Any literature which is not used or samples or other equipment belonging to the Principal shall be returned to the Principal at its request, and in any event upon termination of this Agreement. Costs related to return of samples or other material will be borne by the Principal.

                  (j) Whenever the Representative, at the Principal's request, takes possession of the Principal's products or samples for the purpose of delivering such products to customers or for any other purpose, the risk of loss or damage or destruction of such products shall be borne by the Principal.

                  (k) The Principal and the Representative agree not to employ or engage the services of any member of the others staff for two years from the effective date of termination.

                  (l) the Principal shall promptly forward to the Representative all inquiries received from its Territory for the Products.

                  (m) The Principal agrees to furnish to the Representative information concerning the availability of new products which may be marketable in the Territory of the Representative. It is the parties' intent for such new Products, that the Representative will have the right of first refusal, and if accepted will be included in this agreement.

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         6. TERM. This Agreement is effective the date appearing on the signature page hereto and shall continue for three (3) years. Thereafter, it shall automatically renew for additional three (3) year periods, unless either party terminates it by written notice to the other party given not later than one hundred and twenty (120) days prior to the end of the then current term of this Agreement. Upon termination, the Representative is entitled to the commission rate specified in Paragraph 3 on all orders solicited prior to the effective date of termination, regardless of when the Principal accepts, invoices, or ships such orders. No termination is effective unless the terminating party is current in its financial obligations to the other. The rights of termination herein granted are absolute and the parties acknowledge that each has considered the term of the Agreement and the termination provisions in making expenditures of money and time in preparing for the performance of this Agreement, and further the possible loss or damage on account of the loss of prospective profits or anticipated sales or on account of expenditures, investments, leases, property improvements, or commitments in connection with the good will or business of the Principal, of the Representative, or otherwise, resulting from the termination thereof.

         7. ENTIRE AGREEMENT. This Agreement contains the parties' entire understanding and may not be modified except in written form signed by both. This Agreement may be transferable or assignable by the Representative with the written consent of the Principal. Such consent will not be unreasonably withheld.

         8. DISPUTES AND ARBITRATION. The parties agree that any disputes or questions arising hereunder, including the construction or application of this Agreement, shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in force, and that the arbitration hearings shall be held in the city in which principal office of the party requesting arbitration (with the American Arbitration Association) is located. If the parties cannot agree upon an arbitrator within ten (10) days after demand by either of them, either or both parties may request the American Arbitration Association to name a panel of five (5) arbitrators. The Principal shall first strike the names of two (2) on this list, the Representative shall then strike two (2) names, and the remaining name shall be the arbitrator. The decision of the arbitrator shall be final and binding upon the parties both as to law and to fact, and shall not be appealable to any court in any jurisdiction. The expenses of the arbitrator shall be shared equally by the parties, unless the arbitrator determines that the expenses shall be otherwise assessed.

         9. ATTORNEY'S FEES. If any arbitration or other action is instituted in connection with any controversy arising out of this Agreement or an enforcement of any right hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs.

         10. NOTICES. All notices between the parties shall be in writing and sent by certified mail, postage pre-paid, return receipt requested to the addresses above stated. All notices shall be effective upon the date of actual receipt.

         11. FURTHER PROVISIONS. Any further provisions to which the parties may have agreed are listed in Appendix D.



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         IN WITNESS WHEREOF, the parties have executed and delivered this Sales
Representation Agreement as of the date set forth below.






            /s/ MYRON FOX, LLC
            ---------------------------------      -------------
            MYRON FOX, PRESIDENT                        DATE



                                  THE COMPANY:

            /s/ SCOTT SAND
            ---------------------------------      -------------
            SCOTT SAND, CEO                            DATE
            INGEN TECHNOLOGIES, INC.




Exhibit-A

New York



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